UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2015

GREAT BASIN SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36662	83-0361454
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

2441 South 3850 West, Salt Lake City, UT

(Address of principal executive offices)

84120

(Zip code)

(801) 990-1055

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement

On February 25, 2015, Great Basin Scientific, Inc. (the “Company”), in connection with a public offering (the “Offering”) of units of the Company, entered into an underwriting agreement (the “Underwriting Agreement”) with Dawson James Securities, Inc., as representative of the several underwriters, and amended the Underwriting Agreement on February 27, 2015. Pursuant to the Underwriting Agreement, as amended, the Company agreed to sell up to 2,724,000 units, with each unit consisting of one share of Series E Convertible Preferred Stock and eight Series C Warrants (the “Units”), at a public offering price of $8.80 per Unit, on a “best efforts” basis, for a maximum gross proceeds of approximately $24.0 million.

The shares of Series E Convertible Preferred Stock and the Series C Warrants included in the Units will automatically separate six months after February 25, 2015. However, the shares of Series E Convertible Preferred Stock and the Series C Warrants will separate prior to the expiration of the six-month period if at any time after 30 days from February 25, 2015, the closing price of the Company’s common stock is greater than $4.00 per share for 20 consecutive trading days (the “Separation Trigger Date”). This separation is referred to herein as Early Separation. In the event of Early Separation, the shares of Series E Convertible Preferred Stock and the Series C Warrants will become separable 15 days after the Separation Trigger Date.

Each share of Series E Convertible Preferred Stock is convertible at the option of the holder into four shares of common stock of the Company upon the earlier of (i) six months after February 25, 2015, or (ii) 15 days after the Separation Trigger Date in the event of Early Separation. Each Series C Warrant is exercisable for one share of common stock of the Company upon the earlier of (i) six months after the date of this prospectus, or (ii) 15 days after the Separation Trigger Date in the event of Early Separation.

Once exercisable, holders may exercise the Series C Warrants by paying the exercise price in cash or, in lieu of payment of the exercise price in cash by electing to receive a cash payment from the Company equal to the Black Scholes Value (as defined below) of the number of shares the holder elects to exercise, referred to herein as the “Black Scholes Payment”; provided, that the Company has discretion as to whether to deliver the Black Scholes Payment or, subject to meeting certain conditions, to deliver a number of shares of our common stock determined according to the following formula, referred to as the Cashless Exercise.

Total Shares = (A x B) / C

Where:

•	Total Shares is the number of shares of common stock to be issued upon a Cashless Exercise

•	A is the total number of shares of common stock with respect to which the Series C Warrant is then being exercised.

•	B is the Black Scholes Value.

•	C is the closing bid price of our common stock as of two trading days prior to the time of such exercise.

As defined in the Series C Warrants, “Black Scholes Value” means the Black Scholes Value of an option for one share of common stock of the Company at the date of the applicable Black Scholes Payment or Cashless Exercise, as such Black Scholes Value is determined, calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the closing bid price of the common stock of the Company as of February 25, 2015 (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of the Series C Warrant as of the applicable Black Scholes Payment or Cashless Exercise, (iii) a strike price equal to the exercise price in effect at the time of the applicable Black Scholes Payment or Cashless Exercise, (iv) an expected volatility equal to 135% and (v) a remaining term of such option equal to five (5) years (regardless of the actual remaining term of the Series C Warrant).

The initial closing of 2,551,965 Units of the Offering occurred on March 2, 2015. The Underwriting Agreement, as amended, also contains representations, warranties, indemnification and other provisions customary for transactions of this nature.

A form of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The amendment to the Underwriting Agreement is attached hereto as Exhibit 1.2 and is incorporated herein by reference. The foregoing description of the Underwriting Agreement, as amended, is qualified in its entirety by reference to the full text of the Underwriting Agreement and the amendment to the Underwriting Agreement. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Underwriting Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreement.

Unit Purchase Option

Pursuant to the Underwriting Agreement, the Company, in connection with the Offering, agreed to issue to Dawson James Securities, Inc. a unit purchase option for the purchase of 5% of the Units issued in the Offering (the “Unit Purchase Option”). The Unit Purchase Option has an exercise price equal to 125% of the public offering price, or $11.00 per Unit. The purchase option allows Dawson James Securities, Inc. to purchase the same units offered in the Offering. The Unit Purchase Option shall expire on February 25, 2020.

A form of the Unit Purchase Option is attached hereto as Exhibit 1.3 and is incorporated herein by reference. The foregoing description of the unit purchase option is qualified in its entirety by reference to the full text of the unit purchase option agreement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 2, 2015, the Company filed the Certificate of Designation of Series E Convertible Preferred Stock (the “Certificate of Designation”) with the Delaware Secretary of State. The Certificate of Designation creates the Series E Convertible Preferred Stock (“Series E Stock”) and fixes the rights, preferences, powers, restrictions and limitations of the Series E Stock. The Series E Stock is a component of the Units being offered pursuant to the Offering as described above.

The text of the Certificate of Designation is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of the Certificate of Designation is qualified in its entirety by reference to its full text.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to the Company’s Registration Statement on Form S-1 filed on February 24, 2015 (File No. 333-201596)).

1.2	Amendment to the Underwriting Agreement, dated February 27, 2015.

1.3	Form of Unit Purchase Option (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-1 filed on February 18, 2015 (File No. 333-201596)).

3.1	Form of Certificate of Designation of Series E Convertible Preferred Stock (incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form S-1 filed on February 24, 2015 (File No. 333-201596)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT BASIN SCIENTIFIC, INC.

Date: March 3, 2015	By:	/s/ Ryan Ashton

EXHIBIT INDEX

Exhibit Number	Description

1.1	Form of Underwriting Agreement (incorporated by reference to Exhibit 1.1 to the Company’s Registration Statement on Form S-1 filed on February 24, 2015 (File No. 333-201596)).

1.2	Amendment to the Underwriting Agreement, dated February 27, 2015.

1.3	Form of Unit Purchase Option (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-1 filed on February 18, 2015 (File No. 333-201596)).

3.1	Form of Certificate of Designation of Series E Convertible Preferred Stock (incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form S-1 filed on February 24, 2015 (File No. 333-201596)).